POWER OF ATTORNEY

The undersigned, being Sole Trustee and Chief Executive Officer of PHL Variable Accumulation Account III, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Accumulation Account III, with respect to the variable annuity product known as “Phoenix Longevity Edge” (File No. 333-XXXXX; 811-22275), in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer Sole Trustee and Chief Executive Officer of PHL Variable Accumulation Account III, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 17th day of January, 2012.

/s/ Philip K. Polkinghorn
Philip K. Polkinghorn

POWER OF ATTORNEY

The undersigned, being the Chief Accounting Officer of PHL Variable Accumulation Account III, PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Accumulation Account III, PHL Variable Insurance Company, with respect to the variable annuity product known as “Phoenix Longevity Edge” (File No. 333-XXXXX; 811-22275), in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer the Chief Accounting Officer of PHL Variable Accumulation Account III, PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 17th day of January, 2012.

/s/ Michael E. Hanrahan
Michael E. Hanrahan

POWER OF ATTORNEY

The undersigned, being Chief Financial Officer of PHL Variable Accumulation Account III, PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Accumulation Account III, PHL Variable Insurance Company, with respect to the variable annuity product known as “Phoenix Longevity Edge” (File No. 333-XXXXX; 811-22275), in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer the Chief Financial Officer, of PHL Variable Accumulation Account III, PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 17th day of January, 2012.

/s/ Peter A. Hofmann
Peter A. Hofmann

POWER OF ATTORNEY

The undersigned, being President of PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, with respect to the variable annuity product known as “Phoenix Longevity Edge” (File No. 333-XXXXX; 811-22275), in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer the President of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 17th day of January, 2012.

/s/ James D. Wehr
James D. Wehr

POWER OF ATTORNEY

The undersigned, being a director of PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Accumulation Account III, PHL Variable Insurance Company, with respect to the variable annuity product known as “Phoenix Longevity Edge” (File No. 333-XXXXX; 811-22275), in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 24 day of January, 2012.

/s/ Edward W. Cassidy
Edward W. Cassidy

POWER OF ATTORNEY

The undersigned, being a director of PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Accumulation Account III, PHL Variable Insurance Company, with respect to the variable annuity product known as “Phoenix Longevity Edge” (File No. 333-XXXXX; 811-22275), in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 24 day of January, 2012.

/s/ Philip K. Polkinghorn
Philip K. Polkinghorn

POWER OF ATTORNEY

The undersigned, being a director of PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Accumulation Account III, PHL Variable Insurance Company, with respect to the variable annuity product known as “Phoenix Longevity Edge” (File No. 333-XXXXX; 811-22275), in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 24 day of January, 2012.

/s/ Christopher M. Wilkos
Christopher M. Wilkos